UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 8, 2005
                                                           --------------

                       Protocall Technologies Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

    0-51111                                                41-2033500
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(Commission File Number)                       (IRS Employer Identification No.)

 47 Mall Drive
Commack, New York                                         11725-5717
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (631) 543-3655
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K, dated June 13, 2005, of Protocall Technologies Incorporated, a Nevada corporation, filed with the U.S. Securities and Exchange Commission on June 17, 2005 (the "Current Report"). This Amendment No. 1 attaches as exhibits the two final agreements referenced in the Current Report as being under negotiation at the time of the filing of the Current Report.

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         MARK BENEDIKT EMPLOYMENT AGREEMENT

         On July 15, 2005, we finalized the Senior Level Executive Officer Employment Agreement with Mark Benedikt, which was effective as of June 8, 2005. The employment agreement, which has a term of two years expiring in June 2007, provides that Mr. Benedikt will serve as Chief Executive Officer and serve on our board of directors and as Chair of its Technology Committee. Pursuant to the employment agreement, Mr. Benedikt has agreed to devote all of his business time and efforts to our business, with any other paid work being subject to the approval of our board of directors.

         Mr. Benedikt's employment agreement provides that he will initially receive a fixed base salary at an annual rate of $240,000. Mr. Benedikt will also be entitled to receive annual incentive compensation upon meeting specified financial and operating milestones to be determined by our board of directors. We have also agreed to grant to Mr. Benedikt, as of June 8, 2005, the original date of the agreement, the following stock options under our 2004 Stock Option
Plan:

         o ten-year stock option to purchase 1,600,000 shares of our common stock at an exercise price of $.85 per share, to vest in eight equal quarterly installments over the two-year term of his agreement;

         o ten-year fully-vested stock option to purchase 200,000 shares of our common stock at an exercise price of $1.00 per share; and

         o five-year fully-vested stock option to purchase 41,667 shares of our common stock at an exercise price of $1.35 per share.

         The employment agreement provides for termination by us upon conviction of a felony crime of moral turpitude, a material breach of his obligations to us or other enumerated events constituting "cause." In the event Mr. Benedikt's employment agreement is terminated by us without cause, or by him for "good reason," Mr. Benedikt will be entitled to additional compensation for 14 months of service. Mr. Benedikt would also be entitled to this additional compensation if he were to be terminated upon the occurrence of events constituting a "change of control" of our company. In the event of a resignation by Mr. Benedikt without good reason, he would be entitled to the payment of his base salary prorated through the date of termination, plus additional compensation for two months of service.

         We have also agreed to maintain throughout the term of his employment agreement a $1,000,000.00 accidental life insurance policy on the life of Mr. Benedikt, with benefits payable to his designated beneficiaries, and to pay all premiums in connection with that policy.

         The employment agreement also contains covenants (a) restricting him from soliciting our customers or employees during the term of his employment agreement and one year thereafter, (b) prohibiting him from disclosure of confidential information regarding our company, and (c) confirming that all intellectual property developed by him and relating to our business constitutes our sole and exclusive property.

         BRUCE NEWMAN RESIGNATION AND CONSULTING AGREEMENT

         On July 11, 2005, we finalized the Resignation and Consulting Agreement with Bruce Newman, which was effective as of June 10, 2005. This agreement provides for the termination of Mr. Newman's Employment Agreement, pursuant to which he served as our President and Chief Executive Officer, but provided that Mr. Newman would continue to be recognized as the founder of the company. The agreement includes mutual releases by Mr. Newman and our company. In connection with these releases, Mr. Newman agreed to forego deferred salary owed to him, and we agreed to forgive loans and advances made by us to him. We also agreed to honor all stock options previously granted to Mr. Newman, but Mr. Newman agreed to limit the number of shares that may be sold in a particular day or week.

         Mr. Newman also agreed to serve as an independent consultant to us for a term of 15 months, subject to termination upon events defined as "cause," to render consulting and advisory services to us concerning the development and implementation of our SoftwareToGo system. The agreement provides for a monthly consulting fee of $16,250 and reimbursement of expenses as may be agreed between us and Mr. Newman for specific projects. The agreement also contains covenants
(a) restricting Mr. Newman from competing with us or soliciting our customers or employees during the term of his agreement and one year thereafter, and (b) prohibiting him from disclosure of confidential information regarding our company.

         The foregoing descriptions of the Mark Benedikt Employment Agreement and Bruce Newman Resignation and Consulting Agreement are qualified in their entirety by reference to the full texts of these agreements, a copy of each of which is attached hereto as Exhibit 10.1 and 10.2, respectively, and each of which is incorporated herein in its entirety by reference.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS

          (c)    Exhibits.

Exhibit No.              Description
-----------              -----------

10.1 Senior Level Executive Officer Employment Agreement, dated as of June 8, 2005, between Protocall Technologies Incorporated and Mark Benedikt.

10.2 Resignation and Consulting Agreement, dated as of June 10, 2005, between Protocall Technologies Incorporated and Bruce Newman.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PROTOCALL TECHNOLOGIES INCORPORATED


Date:  July 20, 2005                   By:   /s/ Donald J. Hoffmann
                                             -----------------------------------
                                             Donald J. Hoffmann
                                             Vice President
                                             and Chief Operating Officer